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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 30, 2002


                        FINANCIAL ASSET SECURITIES CORP.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
          DATED AS OF SEPTEMBER 1, 2002, PROVIDING FOR THE ISSUANCE OF
             ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2002-1)


                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                  333-84929                  06-1442101
           --------                  ---------                  ----------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

         600 Steamboat Road
         Greenwich, Connecticut                                    06830
         ----------------------                                    -----
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700
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


                                       -2-

Item 2. Acquisition or Disposition of Assets
        ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On September 30, 2002, a single series of certificates, entitled Fremont Home Loan Trust 2002-1, Asset-Backed Certificates, Series 2002-1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of September1, 2002 (the "Agreement"), attached hereto as
Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the "Depositor"), Litton Loan Servicing LP as servicer (the "Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of nine classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class C Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $217,082,160 as of September 1, 2002 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated September 25, 2002, between Greenwich Capital Financial Products, Inc. (the "Seller") and the Depositor (the "Purchase Agreement"). The Class A-1 Certificates, the Class A-2 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates and the Class M-4 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated September 27, 2002 (the "Underwriting Agreement") between the Depositor and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                         Initial Certificate Principal
            Class           Balance or Notional Amount       Pass-Through Rate
            -----           --------------------------       -----------------
             A-1           $        40,718,000                    Variable
             A-2           $       136,218,000                    Variable
             M-1           $        15,740,000                    Variable
             M-2           $        12,480,000                    Variable
             M-3           $         7,490,000                    Variable
             M-4           $         2,500,000                    Variable
              C            $         1,954,060                    Variable
              P            $               100                      N/A
              R                      100%                           N/A





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                                       -3-

            The Certificates, other than the Class C Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated September 20, 2002 and the Prospectus Supplement, dated September 27, 2002, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.     Financial Statements and Exhibits
            ---------------------------------

            (a)      Not applicable

            (b)      Not applicable

            (c)      Exhibits

         Exhibit No.                                                   Description
         -----------                                                   -----------
              4.1                           Pooling and Servicing Agreement, dated as of September 1,
                                            2002, by and among Financial Asset Securities Corp. as
                                            Depositor, Litton Loan Servicing LP as Servicer and Deutsche
                                            Bank National Trust Company as Trustee, relating to the
                                            Series 2002-1 Certificates.





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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 30, 2002


                                                      FINANCIAL ASSET SECURITIES
                                                      CORP.


                                                      By: /s/ Vinu Phillips
                                                          ----------------------
                                                      Name:   Vinu Phillips
                                                      Title:  Vice President

                                Index to Exhibits
                                -----------------




                                                                                                 Sequentially
     Exhibit No.                                 Description                                    Numbered Page
     -----------                                 -----------                                    -------------
         4.1           Pooling and Servicing Agreement, dated as of                                   7
                       September 1, 2002, by and among Financial Asset
                       Securities Corp. as Depositor, Litton Loan Servicing LP
                       as Servicer and Deutsche Bank National Trust Company as
                       Trustee, relating to the Series 2002-1 Certificates.

                                   Exhibit 4.1